Putnam Core Equity Fund
(Prior to December 1, 2022, the name of the fund was Putnam Multi-Cap Core Fund)
The fund's portfolio
1/31/23 (Unaudited)

COMMON STOCKS (93.8%)(a)
	Shares	Value
Aerospace and defense (1.5%)
Northrop Grumman Corp.	54,713	$24,513,613
Raytheon Technologies Corp.	235,694	23,534,046

		48,047,659
Air freight and logistics (0.4%)
GXO Logistics, Inc.(NON)	216,631	11,336,300

		11,336,300
Airlines (0.8%)
Southwest Airlines Co.	693,356	24,801,344

		24,801,344
Auto components (0.9%)
Magna International, Inc. (Canada)(S)	414,892	26,943,086

		26,943,086
Automobiles (0.7%)
General Motors Co.	149,050	5,860,646
Tesla, Inc.(NON)(S)	95,256	16,500,244

		22,360,890
Banks (3.7%)
Bank of America Corp.	2,641,376	93,716,020
KeyCorp	1,134,284	21,766,910

		115,482,930
Beverages (2.2%)
Coca-Cola Co. (The)	829,945	50,892,227
Molson Coors Beverage Co. Class B(S)	322,452	16,954,526

		67,846,753
Biotechnology (3.5%)
AbbVie, Inc.	327,909	48,448,555
Amgen, Inc.	147,289	37,175,744
Regeneron Pharmaceuticals, Inc.(NON)	30,404	23,060,522

		108,684,821
Capital markets (4.3%)
Ameriprise Financial, Inc.	100,736	35,269,688
Goldman Sachs Group, Inc. (The)	112,397	41,115,947
Morgan Stanley	161,452	15,714,123
Raymond James Financial, Inc.	316,025	35,638,139
TPG, Inc.(S)	159,777	5,146,417

		132,884,314
Chemicals (0.8%)
DuPont de Nemours, Inc.	79,004	5,842,346
Eastman Chemical Co.	223,354	19,693,122

		25,535,468
Commercial services and supplies (0.3%)
Cintas Corp.	23,869	10,591,630

		10,591,630
Communications equipment (1.2%)
Cisco Systems, Inc./Delaware	747,134	36,363,012

		36,363,012
Containers and packaging (0.3%)
Berry Global Group, Inc.	163,401	10,086,744

		10,086,744
Distributors (0.5%)
LKQ Corp.	258,420	15,236,443

		15,236,443
Diversified financial services (3.1%)
Apollo Global Management, Inc.	447,197	31,652,604
Berkshire Hathaway, Inc. Class B(NON)	204,279	63,636,994

		95,289,598
Diversified telecommunication services (0.6%)
Liberty Global PLC Class A (United Kingdom)(NON)	925,811	20,080,841

		20,080,841
Electric utilities (2.4%)
Constellation Energy Corp.	270,706	23,107,464
NRG Energy, Inc.	657,206	22,489,589
PG&E Corp.(NON)(S)	1,925,109	30,609,233

		76,206,286
Electrical equipment (—%)
FREYR Battery SA (Norway)(NON)(S)	156,925	1,382,509

		1,382,509
Entertainment (1.1%)
Universal Music Group NV (Netherlands)	441,274	11,289,060
Walt Disney Co. (The)(NON)	172,622	18,727,761
Warner Bros Discovery, Inc.(NON)	364,104	5,396,021

		35,412,842
Equity real estate investment trusts (REITs) (2.1%)
Armada Hoffler Properties, Inc.(R)	970,846	12,310,327
Boston Properties, Inc.(R)	146,120	10,891,785
Gaming and Leisure Properties, Inc.(R)	718,558	38,485,966
Vornado Realty Trust(R)(S)	117,521	2,866,337

		64,554,415
Food and staples retailing (1.3%)
Walmart, Inc.	278,535	40,072,830

		40,072,830
Health-care equipment and supplies (0.5%)
Medtronic PLC	162,623	13,609,919
Nyxoah SA (Belgium)(NON)	183,630	989,766

		14,599,685
Health-care providers and services (5.5%)
CVS Health Corp.	229,963	20,287,336
Elevance Health, Inc.	45,153	22,576,048
HCA Healthcare, Inc.	54,691	13,950,033
McKesson Corp.	108,079	40,927,356
Tenet Healthcare Corp.(NON)(S)	167,120	9,166,532
UnitedHealth Group, Inc.	125,444	62,620,390

		169,527,695
Hotels, restaurants, and leisure (1.2%)
Booking Holdings, Inc.(NON)	3,750	9,127,875
Chuy's Holdings, Inc.(NON)	265,423	9,085,429
McDonald's Corp.	67,010	17,918,474

		36,131,778
Household durables (1.3%)
PulteGroup, Inc.	736,013	41,871,780

		41,871,780
Household products (1.0%)
Procter & Gamble Co. (The)	224,509	31,965,591

		31,965,591
Industrial conglomerates (1.3%)
Honeywell International, Inc.	195,889	40,838,939

		40,838,939
Insurance (1.3%)
Arch Capital Group, Ltd.(NON)	315,661	20,312,785
Assured Guaranty, Ltd.	324,211	20,295,609

		40,608,394
Interactive media and services (4.6%)
Alphabet, Inc. Class C(NON)	1,092,110	109,069,026
Meta Platforms, Inc. Class A(NON)	230,525	34,341,309

		143,410,335
Internet and direct marketing retail (2.5%)
Amazon.com, Inc.(NON)	758,960	78,271,545

		78,271,545
IT Services (2.8%)
Gartner, Inc.(NON)	65,892	22,280,721
Mastercard, Inc. Class A	172,241	63,832,515

		86,113,236
Machinery (2.0%)
Deere & Co.	36,962	15,629,012
Otis Worldwide Corp.	570,933	46,947,821

		62,576,833
Media (0.6%)
Comcast Corp. Class A	439,822	17,306,996

		17,306,996
Metals and mining (1.7%)
Freeport-McMoRan, Inc. (Indonesia)	587,823	26,228,662
Nucor Corp.	163,883	27,699,505

		53,928,167
Mortgage real estate investment trusts (REITs) (0.4%)
Starwood Property Trust, Inc.(R)(S)	543,937	11,362,844

		11,362,844
Multi-utilities (0.7%)
CMS Energy Corp.(S)	329,560	20,824,896

		20,824,896
Multiline retail (1.0%)
Target Corp.	186,881	32,169,695

		32,169,695
Oil, gas, and consumable fuels (2.0%)
Antero Resources Corp.(NON)	140,676	4,057,096
ConocoPhillips	328,357	40,016,868
Phillips 66	194,604	19,512,943

		63,586,907
Pharmaceuticals (4.4%)
Eli Lilly and Co.	114,292	39,333,592
Johnson & Johnson	292,109	47,736,453
Merck & Co., Inc.	272,115	29,227,872
Pfizer, Inc.	485,486	21,439,062

		137,736,979
Real estate management and development (1.1%)
CBRE Group, Inc. Class A(NON)	412,921	35,308,875

		35,308,875
Road and rail (1.5%)
Union Pacific Corp.	229,362	46,833,427

		46,833,427
Semiconductors and semiconductor equipment (3.7%)
Intel Corp.	205,654	5,811,782
Lam Research Corp.	67,204	33,608,720
NVIDIA Corp.	181,895	35,536,826
Qualcomm, Inc.	150,664	20,069,951
Texas Instruments, Inc.	110,128	19,515,783

		114,543,062
Software (9.6%)
Adobe, Inc.(NON)	51,617	19,115,840
Fair Isaac Corp.(NON)	7,486	4,985,302
Microsoft Corp.	792,076	196,284,354
NCR Corp.(NON)	380,422	10,431,171
Oracle Corp.	563,502	49,847,387
salesforce.com, Inc.(NON)	86,013	14,447,604

		295,111,658
Specialty retail (2.0%)
Best Buy Co., Inc.	256,037	22,715,603
Lowe's Cos., Inc.	193,442	40,284,297

		62,999,900
Technology hardware, storage, and peripherals (6.8%)
Apple, Inc.	1,451,782	209,477,625

		209,477,625
Textiles, apparel, and luxury goods (0.5%)
Nike, Inc. Class B	114,455	14,573,555

		14,573,555
Tobacco (0.7%)
Altria Group, Inc.	481,882	21,703,965

		21,703,965
Trading companies and distributors (1.4%)
Karat Packaging, Inc.	268,716	4,038,801
United Rentals, Inc.(NON)	92,642	40,850,490

		44,889,291

Total common stocks (cost $1,814,935,521)		$2,917,474,368

INVESTMENT COMPANIES (1.4%)(a)
	Shares	Value
iShares Expanded Tech-Software Sector ETF(S)	155,933	$43,968,428

Total investment companies (cost $43,516,473)		$43,968,428

SHORT-TERM INVESTMENTS (7.2%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 4.60%(AFF)	Shares	84,504,249	$84,504,249
Putnam Short Term Investment Fund Class P 4.58%(AFF)	Shares	132,329,606	132,329,606
U.S. Treasury Bills 4.530%, 3/2/23(SEG)		$4,300,000	4,284,698
U.S. Treasury Bills 4.491%, 3/16/23(SEG)		1,800,000	1,790,393
U.S. Treasury Bills 4.480%, 3/9/23(SEG)		1,686,000	1,678,468

Total short-term investments (cost $224,587,604)			$224,587,414
TOTAL INVESTMENTS

Total investments (cost $2,083,039,598)			$3,186,030,210

FUTURES CONTRACTS OUTSTANDING at 1/31/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation
Russell 2000 Index E-Mini (Long)	884	$85,391,969	$85,721,480	Mar-23	$5,290,337
S&P 500 Index E-Mini (Long)	204	41,581,320	41,718,000	Mar-23	1,243,202

Unrealized appreciation					6,533,539

Unrealized (depreciation)					—

Total					$6,533,539

Key to holding's abbreviations
ETF	Exchange Traded Fund
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2022 through January 31, 2023 (the reporting period). Prior to December 1, 2022, the name of the fund was Putnam Multi-Cap Core Fund. Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $3,111,838,799.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/22	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 1/31/23
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$48,913,014	$694,495,277	$658,904,042	$1,231,195	$84,504,249
	Putnam Short Term Investment Fund**	79,382,906	314,377,015	261,430,315	2,788,975	132,329,606

	Total Short-term investments	$128,295,920	$1,008,872,292	$920,334,357	$4,020,170	$216,833,855
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $84,504,249 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $84,189,543.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $7,213,616.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$204,921,954	$11,289,060	$—
Consumer discretionary	330,558,672	—	—
Consumer staples	161,589,139	—	—
Energy	63,586,907	—	—
Financials	395,628,080	—	—
Health care	430,549,180	—	—
Industrials	291,297,932	—	—
Information technology	741,608,593	—	—
Materials	89,550,379	—	—
Real estate	99,863,290	—	—
Utilities	97,031,182	—	—

Total common stocks	2,906,185,308	11,289,060	—
Investment companies	43,968,428	—	—
Short-term investments	—	224,587,414	—

Totals by level	$2,950,153,736	$235,876,474	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$6,533,539	$—	$—

Totals by level	$6,533,539	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	1,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com